UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
May 25, 2006 (May 10, 2006)
PEROT SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22495	75-2230700

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On May 10, 2006, the stockholders of Perot Systems Corporation, a Delaware corporation (the “Company”), approved the 2006 Non-Employee Director Equity Compensation Plan, effective as of May 31, 2006, a copy of which is filed herewith as Exhibit 10.41.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Exhibits.

Exhibit
Number	Description
10.41	2006 Non-Employee Director Equity Compensation Plan dated effective May 31, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2006	PEROT SYSTEMS CORPORATION

By: /s/ Rex C. Mills

Rex C. Mills
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
10.41	2006 Non-Employee Director Equity Compensation Plan dated effective May 31, 2006.